Exhibit 10

NOTICE OF MEETING OF DEBENTUREHOLDERS

June 30, 2015

To the holders of:	6.15% convertible debentures due September 30, 2017 (the “2012 Debentures”), 7.5% convertible debentures due January 31, 2019 (the “Series 1 Debentures”), 7.5% convertible debentures due April 11, 2019 (the “Series 2 Debentures” and together with the 2012 Debentures and the Series 1 Debentures, the “Debentures”) of North American Palladium Ltd. (the “Corporation” or “NAP”):

NOTICE IS HEREBY GIVEN that, pursuant to an order (the “Interim Order”) of the Ontario Superior Court of Justice (the “Court”) dated June 30, 2015, a meeting (the “Debentureholders’ Meeting”) of the registered holders of the Debentures (the “Debentureholders”) scheduled to be held at Stikeman Elliott LLP, 53rd Floor, Commerce Court West, Suite 5300, 199 Bay Street, Toronto, Ontario, at 10:00 a.m. (Toronto time) on July 30, 2015 (unless adjourned or postponed) for the following purposes:

(a)	to consider and, if deemed advisable, to pass, a resolution (the “Debentureholders’ Arrangement Resolution”), the full text of which is set out in Appendix A to the accompanying management proxy circular (the “Circular”), approving an arrangement (the “Arrangement”) pursuant to Section 192 of the Canada Business Corporations Act (the “CBCA”), which Arrangement is more particularly described in the Circular; and

(b)	to transact such other business as may properly come before the Debentureholders’ Meeting or any postponement or adjournment thereof.

The record date (the “Debentureholder Record Date”) for entitlement to vote at the Debentureholders’ Meeting has been set by the Court as June 30, 2015. At the Debentureholders’ Meeting, each holder of Debentures as of the Debentureholder Record Date will be entitled to one (1) vote for each $1,000 of principal amount of the Debentures held as of the Debentureholder Record Date.

The Court has set the quorum for the Debentureholders’ Meeting as the presence, in person or by proxy, of one (1) or more persons representing at least 50% in principal amount of the outstanding Debentures.

Proxies are being solicited by management of the Corporation. A form of proxy for the Debentureholders’ Meeting accompanies this notice (“Debentureholder Proxy”). Debentureholders who are entitled to vote at the Debentureholders’ Meeting may vote either in person or by Debentureholder Proxy. Debentureholders who are unable to be present in person at the Debentureholders’ Meeting are requested to complete, execute and deliver the enclosed Debentureholder Proxy to the Corporation’s registrar and transfer agent, Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 by no later than 10:00 a.m. (Toronto time) on July 28, 2015, or if the Debentureholders’ Meeting is adjourned or postponed, by no later than 48 hours prior to the time of such reconvened meeting (excluding Saturdays, Sundays and holidays). The Chairman of the Debentureholders’ Meeting may waive or extend the time limit for the deposit of proxies without notice. Beneficial owners of Debentures registered in the name of a broker, custodian, nominee or other intermediary should follow the instructions provided by their broker, custodian, nominee or other intermediary in order to vote their Debentures.

The vote required to pass the Debentureholders’ Arrangement Resolution is the affirmative vote of at least 66 2⁄3% of the votes cast by Debentureholders present in person or by proxy at the

For any questions or voting assistance, please call D.F. King toll-free at 1-800-845-1507 or by email at inquiries@dfking.com

Debentureholders’ Meeting and entitled to vote on the Debentureholders’ Arrangement Resolution. The implementation of the Arrangement is subject to, among other things, the approval of the Arrangement by the Corporation’s shareholders at a separate meeting and the approval of the Ontario Superior Court of Justice.

The Circular provides additional information relating to the matters to be dealt with at the Debentureholders’ Meeting and should be reviewed carefully by the Debentureholders.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Robert J. Quinn”
Robert J. Quinn

Chairman of the Board

For any questions or voting assistance, please call D.F. King toll-free at 1-800-845-1507 or by email at inquiries@dfking.com

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